Intangible Assets	12 Months Ended
Dec. 31, 2024
Intangible Assets [Abstract]
INTANGIBLE ASSETS

6 – INTANGIBLE ASSETS

Intangible assets, net consists of the following:

	Dec 31, 2024	Dec 31, 2023

Software (*)	706,924	--
Other intangible assets	350,336	373,418
Less: Accumulated amortization	(467,672)	(189,531)
Total intangible assets, net	589,588	183,887

(*)	In 2024, the Group acquired an AI-Powered optimization platform to increase ridership and reduce operational costs. The transaction was classified as an asset acquisition under ASC 805, as the majority of the fair value of the acquired gross assets was concentrated in a single identifiable asset.

The following table summarizes the amortization expenses recorded in the consolidated statement of operations, for the year ended on December 31, 2024, 2023 and 2022:

	Dec 31, 2024	Dec 31, 2023	Dec 31, 2022
Cost of revenue	195,711	--	--
General and administrative expenses	102,790	98,200	78,616
Total	298,501	98,200	78,616